EXHIBIT 10.33

                                 FIRST AMENDMENT
                             TO EMPLOYMENT AGREEMENT
                               DATED JUNE 5, 1997




     Reference is made to the Executive Employment Agreement dated as of June 5, 1997 (the "Agreement") by and between J. Baker, Inc. and Roger J. Osborne. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 3(a) of the Agreement entitled "Compensation" is hereby amended by deleting the figure "$220,000" in the third line thereof and inserting in its place the figure "$250,000".

         2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on June 5, 1999" in the fifth line thereof and inserting in its place the phrase "ending on April 30, 2000".

         3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By:/s/ Alan I. Weinstein                     April 10, 1998
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Alan I. Weinstein                            Date
President and
Chief Executive Officer



/s/ Roger J. Osborne                         April 10, 1998
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Roger J. Osborne                             Date